                                                                     EXHIBIT (s)

                                POWER OF ATTORNEY

      The undersigned directors and officers, as indicated respectively below, of Tortoise North American Infrastructure Corporation (the "Company") each hereby constitutes and appoints David J. Schulte and Kenneth P. Malvey, each of them, with full powers of substitution and resubstitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration Statements on Form N-2, as applicable, and any and all amendments thereto, and all other documents in connection therewith, including, without limitation, any registration statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "1933 Act"), filed by the Company with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and the 1933 Act, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratify and confirm as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of the 19th day of January, 2005.

SIGNATURES:                                TITLE:

___________________
H. Kevin Birzer                            Director and Chairman of the Board

____________________
Conrad S. Ciccotello                       Director

____________________
John R. Graham                             Director

____________________
Charles A. Heath                           Director

____________________
Terry C. Matlack                           Director and Chief Financial Officer

____________________
David J. Schulte                           Chief Executive Officer and President